Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Hennessy Capital Acquisition Corp. II (the “Company”) for the quarter ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel J. Hennessy, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 3, 2015	/s/ Daniel J. Hennessy
Name: Daniel J. Hennessy Title: Chief Executive Officer (Principal Executive Officer)